Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
93443MAA9
018606AE3
90338WAF0
Issuer
WARNER CHILCOTT CORP
ALLIANCE IMAGING
US ONCOLOGY INC
Underwriters
CSFB, DBSI, JP Morgan, Morgan Stanley
Citigroup, DBSI
Citigroup, JP Morgan, Wachovia, DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
WCRX 8.75% 2/1/2015
AIQ 7.25% 12/15/2012
USON 10.75% 8/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which
purchased
CSFB
N/A
Citigroup
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
12/9/2004
8/4/2004
Total amount of offering sold to QIBs
600,000,000
150,000,000
275,000,000
Total amount of any concurrent public offering
0
0
0
Total
600,000,000
150,000,000
275,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.50%
2.50%
Rating
Caa1/CCC+
B3/B-
B3/B-
Current yield
8.75%
7.25%
10.75%
Benchmark vs Spread (basis points)

300 bp
634 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
115,000
 $                   115,000
0.02%
1.85%


Scudder High Income Opportunity Fund
Boston
415,000
 $                   415,000
0.07%
1.85%
-0.83%
3/31/2005
SVS I Balanced Portfolio
Boston
20,000
 $                     20,000
0.00%
1.85%
0.52%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
4,550,000
 $
4,550,000
0.76%
1.85%
-0.69%
3/31/2005
Scudder High Income Trust
Chicago
470,000
 $                   470,000
0.08%
1.85%
-1.20%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
235,000
 $                   235,000
0.04%
1.85%
-1.80%
3/31/2005
Scudder Strategic Income Fund
Chicago
345,000
 $                   345,000
0.06%
1.85%
-0.61%
3/31/2005
Scudder Strategic Income Trust
Chicago
55,000
 $                     55,000
0.01%
1.85%
-1.55%
3/31/2005
Scudder Total Return Fund
Chicago
315,000
 $                   315,000
0.05%
1.85%
0.46%
3/31/2005
SVS II High Income Portfolio
Chicago
805,000
 $                   805,000
0.13%
1.85%
-0.80%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
70,000
 $                     70,000
0.01%
1.85%
-0.82%
3/31/2005
SVS II Total Return Portfolio
Chicago
110,000
 $                   110,000
0.02%
1.85%
-3.49%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
265,000
 $                   265,000
0.04%
1.85%
-0.66%
3/31/2005
Total

7,770,000
 $
7,770,000
1.30%











^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AG1
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC,
RBS, SG, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 7% 2/15/2015
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of
offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
250,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
250,000,000
400,000,000
875,000,000
Public offering price
 $
102.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B1/B-
B2/B-
B2/B+
Current yield
6.67%
8.75%
8.25%
Benchmark vs Spread (basis points)
285 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
140,000
 $                   142,800
0.06%
-1.77%
0.63%
2/4/2005
Scudder High Income Opportunity Fund
Boston
505,000
 $                   515,100
0.20%
-1.76%
0.31%
2/4/2005
Scudder Income Fund
Boston
120,000
 $                   122,400
0.05%
-1.77%
0.38%
2/4/2005
SVS I Balanced Portfolio
Boston
25,000
 $                     25,500
0.01%
-1.72%
0.69%
2/4/2005
SVS I Bond Portfolio
Boston
25,000
 $                     25,500
0.01%
-1.81%
0.28%
2/4/2005
Chicago Funds







Scudder High Income Fund
Chicago
5,425,000
 $
5,533,500
2.17%
-1.76%
0.36%
2/4/2005
Scudder High Income Trust
Chicago
570,000
 $                   581,400
0.23%
-1.77%
0.48%
2/4/2005
Scudder Multi-Market Income Trust
Chicago
280,000
 $                   285,600
0.11%
-1.76%
0.72%
2/4/2005
Scudder Strategic Income Fund
Chicago
420,000
 $                   428,400
0.17%
-1.77%
0.20%
2/4/2005
Scudder Strategic Income Trust
Chicago
70,000
 $                     71,400
0.03%
-1.77%
0.64%
2/4/2005
Scudder Total Return Fund
Chicago
380,000
 $                   387,600
0.15%
-1.76%
0.67%
2/4/2005
SVS II High Income Portfolio
Chicago
955,000
 $                   974,100
0.38%
-1.76%
0.34%
2/4/2005
SVS II Strategic Income Portfolio
Chicago
85,000
 $                     86,700
0.03%
-1.77%
0.24%
2/4/2005
SVS II Total Return Portfolio
Chicago
135,000
 $                   137,700
0.05%
-1.77%
1.05%
2/4/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
118,000
 $                   120,360
0.05%
0.20%
0.35%
2/4/2005
New York Funds







Scudder High Income Plus Fund
New York
325,000
 $                   331,500
0.13%
-1.76%
0.25%
2/4/2005
Scudder PreservationPlus Income Fund
New York
70,000
 $                     71,400
0.03%
-1.77%
0.00%
2/4/2005
Total

9,648,000
 $
9,840,960
3.86%











^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
171871AF3
161175AD6
45820EAK82
Issuer
CINCINNATI BELL INC
CHARTER COMM OPT LLC
INTELSAT BERMUDA LTD
Underwriters
BoA, CSFB, Lehman Brothers, BNY Capital,
DBSI, Goldman Sachs, Harris Nesbitt, ING,
Keybanc, Merrill Lynch, Morgan Stanley, PNC
Capital, RBS, SG Corporate, Wachovia
BoA, Citigroup, CSFB, JP Morgan, ABN
AMRO, Bank of NY, Bank of Montreal, BNP
Paribas, Credit Lyonnais, DBSI, Morgan
Stanley, Rabobank, Royal Bank of Scotland,
Scotia, Societe Generale
CSFB, DBSI, Lehman Brothers
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CBB 8.375% 1/15/2014
CHRT 8.75% 4/30/2014
INTEL 8.25% 1/15/2013
Is the affiliate a manager or co-manager of
offering?
Co-Manager
Co-Manager
Joint Lead Manager
Name of underwriter or dealer from which
purchased
BoA
N/A
CSFB
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/2/2005
4/20/2004
1/24/2005
Total amount of offering sold to QIBs
100,000,000
400,000,000
875,000,000
Total amount of any concurrent public offering
0
0
0
Total
100,000,000
400,000,000
875,000,000
Public offering price
 $
102.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.88%
2.50%
Rating
B3/B-
B2/B-
B2/B+
Current yield
7.98%
8.75%
8.25%
Benchmark vs Spread (basis points)
237 bp
399 bp
425 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
50,000
 $                     51,000
0.05%
-3.43%


Scudder High Income Opportunity Fund
Boston
175,000
 $                   178,500
0.18%
-3.43%
-1.57%
3/31/2005
Scudder Income Fund
Boston
40,000
 $                     40,800
0.04%
-3.43%
-1.04%
3/31/2005
SVS I Balanced Portfolio
Boston
10,000
 $                     10,200
0.01%
-3.43%
-1.03%
3/31/2005
SVS I Bond Portfolio
Boston
10,000
 $                     10,200
0.01%
-3.43%
-1.11%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,905,000
 $
1,943,100
1.91%
-3.43%
-1.53%
3/31/2005
Scudder High Income Trust
Chicago
200,000
 $                   204,000
0.20%
-3.43%
-2.15%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
100,000
 $                   102,000
0.10%
-3.43%
-2.71%
3/31/2005
Scudder Strategic Income Fund
Chicago
145,000
 $                   147,900
0.15%
-3.43%
-1.30%
3/31/2005
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,500
0.03%
-3.43%
-2.75%
3/31/2005
Scudder Total Return Fund
Chicago
135,000
 $                   137,700
0.14%
-3.43%
0.67%
3/31/2005
SVS II High Income Portfolio
Chicago
335,000
 $                   341,700
0.34%
-3.43%
1.71%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
30,000
 $                     30,600
0.03%
-3.43%
-1.47%
3/31/2005
SVS II Total Return Portfolio
Chicago
45,000
 $                     45,900
0.05%
-3.43%
-3.49%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
40,000
 $                     40,800
0.04%
-3.43%
-1.01%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
115,000
 $                   117,300
0.12%
-3.43%
-1.67%
3/31/2005
Scudder PreservationPlus Income Fund
New York
25,000
 $                     25,500
0.03%
-3.43%
0.11%
3/31/2005
Total

3,385,000
 $
3,452,700
3.39%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
125896AX8
00130HBC8
019471152
Issuer
CMS ENERGY
AES CORPORATION
SWIFT ENERGY CO
Underwriters
Citigroup, DBSI, BNP Paribas, Wedbush
Citigroup, DBSI, ABN Amro, BofA, BNP
Paribas, Credit Lyonnais, CSFB, Lehman
Brothers, Merrill Lynch, UBS
CSFB, Banc One, BNP Paribas, CIBC, DBSI,
Jefferson
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
ES 7.75% 3/1/2014
SFY  7.625% 7/15/2011
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Joint Lead Manager
Co-Manager
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/13/2005
2/10/2004
6/9/2004
Total amount of offering sold to QIBs
150,000,000
500,000,000
150,000,000
Total amount of any concurrent public offering
0
0
0
Total
150,000,000
500,000,000
150,000,000
Public offering price
 $
99.82
 $
98.29
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.15%
2.25%
Rating
B1/B+
B1/B-
B1/BB-
Current yield
6.33%
8.02%
7.63%
Benchmark vs Spread (basis points)
237 bp
390 bp
314 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
70,000
 $                     69,876
0.05%
1.16%
0.93%
3/11/2005
Scudder High Income Opportunity Fund
Boston
250,000
 $                   249,558
0.17%
2.48%
1.61%
3/14/2005
Scudder Income Fund
Boston
60,000
 $                     59,894
0.04%
2.31%
-0.43%
3/14/2005
SVS I Balanced Portfolio
Boston
15,000
 $                     14,973
0.01%
2.11%
2.18%
3/14/2005
SVS I Bond Portfolio
Boston
10,000
 $                       9,982
0.01%
2.94%
-0.56%
3/14/2005
Chicago Funds







Scudder High Income Fund
Chicago
2,750,000
 $
2,745,133
1.83%
2.43%
1.89%
3/14/2005
Scudder High Income Trust
Chicago
280,000
 $                   279,504
0.19%
2.44%
2.08%
3/14/2005
Scudder Multi-Market Income Trust
Chicago
140,000
 $                   139,752
0.09%
2.44%
1.18%
3/14/2005
Scudder Strategic Income Fund
Chicago
210,000
 $                   209,628
0.14%
2.37%
0.55%
3/14/2005
Scudder Strategic Income Trust
Chicago
35,000
 $                     34,938
0.02%
2.40%
1.36%
3/14/2005
Scudder Total Return Fund
Chicago
190,000
 $                   189,664
0.13%
2.40%
2.04%
3/14/2005
SVS II High Income Portfolio
Chicago
485,000
 $                   484,142
0.32%
2.45%
-0.80%
3/14/2005
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     39,929
0.03%
2.47%
0.57%
3/14/2005
SVS II Total Return Portfolio
Chicago
65,000
 $                     64,885
0.04%
2.36%
-1.52%
3/14/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
55,000
 $                     54,903
0.04%
2.37%
0.05%
3/14/2005
New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   159,717
0.11%
2.48%
1.66%
3/14/2005
Scudder PreservationPlus Income Fund
New York
35,000
 $                     34,938
0.02%
2.40%
0.61%
3/14/2005
Total

4,850,000
 $
4,841,416
3.23%











^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
23326LAA0
162456AM9
171340AD4
Issuer
DEL LABORATORIES INC
CHATTEM INC
CHURCH & DWIGHT CO INC
Underwriters
Bear Stearns, JP Morgan, DSBI
BofA, Morgan Stanley
Citigroup, JP Morgan, Mitsubishi, Natcity, PNC
Capital, Scotia Capital
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
CMS 6.3% 2/1/2012
CHTT 7% 3/14/2012
CHD 6% 12/15/2012
Is the affiliate a manager or co-manager of
offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Bear Stearns
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/19/2005
2/10/2004
12/15/2004
Total amount of offering sold to QIBs
175,000,000
125,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
175,000,000
125,000,000
250,000,000
Public offering price
 $
99.34
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.13%
1.75%
Rating
B3/CCC+
B2/B
Ba3/B+
Current yield
8.12%
7.00%
6.00%
Benchmark vs Spread (basis points)
417 bp
245 bp
169 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
100,000
 $                     99,340
0.06%
-3.36%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
365,000
 $                   362,591
0.21%
-3.36%
-0.83%
3/31/2005
SVS I Balanced Portfolio
Boston
20,000
 $                     19,868
0.01%
-3.36%
0.00%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,985,000
 $
3,958,699
2.28%
-3.36%
-0.69%
3/31/2005
Scudder High Income Trust
Chicago
410,000
 $                   407,294
0.23%
-3.36%
-1.04%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
205,000
 $                   203,647
0.12%
-3.36%
-1.60%
3/31/2005
Scudder Strategic Income Fund
Chicago
305,000
 $                   302,987
0.17%
-3.36%
-0.41%
3/31/2005
Scudder Strategic Income Trust
Chicago
50,000
 $                     49,670
0.03%
-3.36%
-1.34%
3/31/2005
Scudder Total Return Fund
Chicago
280,000
 $                   278,152
0.16%
-3.36%
0.00%
3/31/2005
SVS II High Income Portfolio
Chicago
695,000
 $                   690,413
0.40%
-3.36%
-1.58%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
60,000
 $                     59,604
0.03%
-3.36%
-0.74%
3/31/2005
SVS II Total Return Portfolio
Chicago
95,000
 $                     94,373
0.05%
-3.36%
-3.71%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
230,000
 $                   228,482
0.13%
-3.36%
-0.54%
3/31/2005
Total

6,800,000
 $
6,755,120
3.89%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45820EAK82
019579760
65250GAC8
Issuer
INTELSAT BERMUDA LTD
KABEL DEUTSCHLAND GMBH
NEW SKIES SATELLITES NV
Underwriters
CSFB, DBSI, Lehman Brothers
Deutsche Bank AG London, Citigroup,
Goldman Sachs, Morgan Stanley
DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
INTEL 8.25% 1/15/2013
KABEL 10.625% 7/1/2014
NSKIES 9.125% 11/1/2012
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Lead Manager
Lead Manager
Name of underwriter or dealer from which
purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/24/2005
6/24/2004
10/22/2004
Total amount of offering sold to QIBs
875,000,000
610,000,000
125,000,000
Total amount of any concurrent public offering
0
0
0
Total
875,000,000
610,000,000
125,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.59%
2.75%
Rating
B2/B+
B2/B
Caa1/B-
Current yield
8.25%
10.63%
9.13%
Benchmark vs Spread (basis points)
425 bp
600 bp
538 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
170,000
 $                   170,000
0.02%
1.00%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
615,000
 $                   615,000
0.07%
1.00%
-0.73%
3/31/2005
Scudder Income Fund
Boston
150,000
 $                   150,000
0.02%
1.00%
-1.04%
3/31/2005
SVS I Balanced Portfolio
Boston
30,000
 $                     30,000
0.00%
1.00%
0.87%
3/31/2005
SVS I Bond Portfolio
Boston
30,000
 $                     30,000
0.00%
1.00%
-0.98%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
6,615,000
 $
6,615,000
0.76%
1.00%
-0.47%
3/31/2005
Scudder High Income Trust
Chicago
685,000
 $                   685,000
0.08%
1.00%
-1.04%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
340,000
 $                   340,000
0.04%
1.00%
-1.80%
3/31/2005
Scudder Strategic Income Fund
Chicago
505,000
 $                   505,000
0.06%
1.00%
-0.48%
3/31/2005
Scudder Strategic Income Trust
Chicago
85,000
 $                     85,000
0.01%
1.00%
-1.98%
3/31/2005
Scudder Total Return Fund
Chicago
460,000
 $                   460,000
0.05%
1.00%
0.91%
3/31/2005
SVS II High Income Portfolio
Chicago
1,040,000
 $
1,040,000
0.12%
1.00%
-0.68%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
100,000
 $                   100,000
0.01%
1.00%
-0.82%
3/31/2005
SVS II Total Return Portfolio
Chicago
160,000
 $                   160,000
0.02%
1.00%
-0.46%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
135,000
 $                   135,000
0.02%
1.00%
-0.76%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
85,000
 $                     85,000
0.01%
1.00%
-0.29%
3/31/2005
Scudder PreservationPlus Income Fund
New York
390,000
 $                   390,000
0.04%
1.00%
0.36%
3/31/2005
Total

11,595,000
 $
11,595,000
1.33%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65334HAE2
565849AB2
91913YAK6
Issuer
NEXEN INC
MARATHON OIL
VALERO ENERGY CORP
Underwriters
DBSI, Citigroup
BoA, Salomon Smith Barney, Commerzbank,
CSFB, Goldman Sachs, JP Morgan, Lehman
Brothers, Mizuho, Morgan Stanley, Scotia
Capital
Barclays, Lehman Brothers, Morgan Stanley,
RBC Capital, BNP Paribas, Citigroup, Credit
Agricole, Mizuho, Scotia Capital, Suntrust
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NXY 5.875% 3/10/2035
MRO 6.8% 3/15/2032
VLO 4.75% 4/1/2014
Is the affiliate a manager or co-manager of
offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which
purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/7/2005
2/27/2002
3/22/2004
Total amount of offering sold to QIBs
790,000,000
550,000,000
200,000,000
Total amount of any concurrent public offering
0
0
0
Total
790,000,000
550,000,000
200,000,000
Public offering price
 $
99.50
 $
99.59
 $
99.60
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.88%
0.88%
0.65%
Rating
Baa2/BBB-
Baa1/BBB+
Baa3/BBB
Current yield
5.91%
6.83%
4.81%
Benchmark vs Spread (basis points)
90 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
445,000
 $                   442,762
0.06%
-3.01%
-2.26%
3/11/2005
Scudder Income Fund
Boston
1,795,000
 $
1,785,971
0.23%
-4.35%
-1.02%
3/31/2005
Chicago Funds







Scudder Total Return Fund
Chicago
1,230,000
 $
1,223,813
0.16%
-4.35%
-2.62%
3/31/2005
SVS II Fixed Income Portfolio
Chicago
765,000
 $                   761,152
0.10%
-4.35%
-0.92%
3/31/2005
New York Funds







Scudder Fixed Income Fund
New York
2,740,000
 $
2,726,218
0.35%
-4.35%
-0.85%
3/31/2005
Scudder Lifecycle Long Range Fund
New York
700,000
 $                   696,479
0.09%
-4.35%
-2.50%
3/31/2005
Scudder Lifecycle Mid Range Fund
New York
50,000
 $                     49,749
0.01%
-4.35%
-1.77%
3/31/2005
Scudder Lifecycle Short Range Fund
New York
25,000
 $                     24,874
0.00%
-4.35%
-1.06%
3/31/2005
Total

7,750,000
 $
7,711,018
0.98%











^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65474YAD7
65474XAD9
23383VCH1
Issuer
NISSAN AUTO RECEIVABLES OWNER
TRUST
NISSAN AUTO RECEIVABLES OWNER
TRUST
DAIMLER CHYSLER AUTO TRUST
Underwriters
DBSI, ABN AMRO, JP Morgan, Merrill Lynch,
Morgan Stanley, SG Corporate, Williams
Capital
ABN AMRO, Citigroup, DBSI, JP Morgan,
Merrill Lynch, SG Corporate, Williams Capital
Citigroup, Barclays, DBSI, ABN AMRO, BoA,
Banc One, JP Morgan
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
NAROT 2005-A A4 3.82% 7/15/2010
NAROT 2004-C A4 2.85% 3/15/2010
DCAT 2004-A A4 2.58% 4/8/2009
Is the affiliate a manager or co-manager of
offering?
Co-Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which
purchased
Citigroup, Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/5/2005
9/8/2004
3/4/2004
Total amount of offering sold to QIBs
324,345,000
318,220,000
282,000,000
Total amount of any concurrent public offering
0
0
0
Total
324,345,000
31,822,000
282,000,000
Public offering price
 $
99.98
 $
100.00
 $
99.31
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.22%
0.23%
0.25%
Rating
Aaa/AAA
Aaa/AAA
Aaa/AAA
Current yield
3.82%
2.85%
1.40%
Benchmark vs Spread (basis points)
1 bp
0 bp
0 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
255,000
 $                   254,956
0.08%
-1.55%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
875,000
 $                   874,851
0.27%
-1.55%
-1.03%
3/31/2005
Scudder Income Fund
Boston
215,000
 $                   214,963
0.07%
-1.55%
-0.14%
3/31/2005
SVS I Balanced Portfolio
Boston
50,000
 $                     49,991
0.02%
-1.54%
0.26%
3/31/2005
SVS I Bond Portfolio
Boston
40,000
 $                     39,993
0.01%
-1.55%
-0.14%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
9,740,000
 $
9,738,336
3.00%
-1.55%
-1.05%
3/31/2005
Scudder High Income Trust
Chicago
1,000,000
 $                   999,829
0.31%
-1.55%
-1.52%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
500,000
 $                   499,915
0.15%
-1.55%
-1.54%
3/31/2005
Scudder Strategic Income Fund
Chicago
730,000
 $                   729,875
0.23%
-1.55%
-0.41%
3/31/2005
Scudder Strategic Income Trust
Chicago
125,000
 $                   124,979
0.04%
-1.55%
-1.27%
3/31/2005
Scudder Total Return Fund
Chicago
685,000
 $                   684,883
0.21%
-1.55%
0.23%
3/31/2005
SVS II High Income Portfolio
Chicago
1,725,000
 $
1,724,705
0.53%
-1.55%
-1.02%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
145,000
 $                   144,975
0.04%
-1.55%
-0.58%
3/31/2005
SVS II Total Return Portfolio
Chicago
240,000
 $                   239,959
0.07%
-1.55%
-4.82%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
190,000
 $                   189,968
0.06%
-1.55%
-0.20%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
525,000
 $                   524,910
0.16%
-1.55%
-1.04%
3/31/2005
Scudder PreservationPlus Income Fund
New York
255,000
 $                   254,956
0.08%
-0.37%
0.26%
3/31/2005
Total

17,295,000
 $
17,292,046
5.33%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
800907AG2
55932RAE7
35687MAC1
Issuer
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
FREESCALE SEMICONDUCTOR
Underwriters
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Citigroup, Goldman Sachs, JP Morgan, Bof A,
CSFB, DBSI, Merrill Lynch, ABN Amro
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
FSL 7.125% 7/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Co-Manager
Co-Lead Manager
Name of underwriter or dealer from which
purchased
SALS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/16/2005
12/16/2004
7/16/2004
Total amount of offering sold to QIBs
400,000,000
250,000,000
 $
500,000,000
Total amount of any concurrent public offering
0
0
 $
-
Total
400,000,000
250,000,000
 $
500,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.10%
2.50%
Rating
B1/B
B2/B-
Ba2/BB+
Current yield
6.75%
8.00%
7.13%
Benchmark vs Spread (basis points)
270 bp
276 bp
275 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
80,000
 $                     80,000
0.02%
-6.25%
N/A **
3/31/2005
Scudder High Income Opportunity Fund
Boston
305,000
 $                   305,000
0.08%
-6.25%
-2.48%
3/31/2005
Scudder Income Fund
Boston
75,000
 $                     75,000
0.02%
-6.25%
-1.34%
3/31/2005
SVS I Balanced Portfolio
Boston
15,000
 $                     15,000
0.00%
-6.25%
-2.04%
3/31/2005
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
-6.25%
-1.25%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
3,255,000
 $
3,255,000
0.81%
-6.25%
-2.57%
3/31/2005
Scudder High Income Trust
Chicago
340,000
 $                   340,000
0.09%
-6.25%
-3.37%
3/31/2005
Scudder Multi-Market Income Trust
Chicago
170,000
 $                   170,000
0.04%
-6.25%
-3.94%
3/31/2005
Scudder Strategic Income Fund
Chicago
250,000
 $                   250,000
0.06%
-6.25%
-1.90%
3/31/2005
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
-6.25%
-3.98%
3/31/2005
Scudder Total Return Fund
Chicago
220,000
 $                   220,000
0.06%
-6.25%
-1.98%
3/31/2005
SVS II High Income Portfolio
Chicago
575,000
 $                   575,000
0.14%
-6.25%
-2.58%
3/31/2005
SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.01%
-6.25%
-1.87%
3/31/2005
SVS II Total Return Portfolio
Chicago
75,000
 $                     75,000
0.02%
-6.25%
-4.71%
3/31/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
65,000
 $                     65,000
0.02%
-6.25%
-1.36%
3/31/2005
New York Funds







Scudder High Income Plus Fund
New York
205,000
 $                   205,000
0.05%
-6.25%
-2.79%
3/31/2005
Scudder PreservationPlus Income Fund
New York
40,000
 $                     40,000
0.01%
-6.25%
0.01%
3/31/2005
Total

5,775,000
 $
5,775,000
1.44%











** Scudder Balanced Fund merged into Scudder
Total Return Fund on March 11, 2005.













^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
87922RAA0
800907AG2
55932RAE7
Issuer
TELCORDIA TECHNOLOGIES
SANMINA-SCI CORP
MAGNACHIP SEMICONDUCTOR
Underwriters
Bear Stearns, DBSI, JP Morgan, Lehman
Brothers
BoA, Citigroup, Merrill Lynch, ABN AMRO,
DBSI, Key Capital, Piper Jaffray, Scotia
Capital, Wells Fargo
UBS, Citigroup, Goldman Sachs, JP Morgan,
DBSI
Years of continuous operation, including
predecessors
> 3 years
> 3 years
> 3 years
Security
TELCOR 8.875% 3/1/2013
SANM 6.75% 3/1/2013
MAGSMI 8% 12/15/2014
Is the affiliate a manager or co-manager of
offering?
Joint Lead Manager
Co-Manager
Co-Manager
Name of underwriter or dealer from which
purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/25/2005
2/16/2005
12/16/2004
Total amount of offering sold to QIBs
300,000,000
400,000,000
250,000,000
Total amount of any concurrent public offering
0
0
0
Total
300,000,000
400,000,000
250,000,000
Public offering price
 $
100.00
 $
100.00
 $
100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.50%
Rating
B3/B-
B1/B
B2/B-
Current yield
8.88%
6.75%
8.00%
Benchmark vs Spread (basis points)
471 bp
251 bp
276 bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Boston Funds







Scudder Balanced Fund
Boston
30,000
 $                     30,000
0.01%
1.88%
0.00%
2/25/2005
Scudder High Income Opportunity Fund
Boston
130,000
 $                   130,000
0.04%
1.82%
0.00%
2/25/2005
Scudder Income Fund
Boston
30,000
 $                     30,000
0.01%
-4.00%
-1.02%
3/31/2005
Chicago Funds







Scudder High Income Fund
Chicago
1,370,000
 $
1,370,000
0.46%
1.80%
0.00%
2/25/2005
Scudder High Income Trust
Chicago
145,000
 $                   145,000
0.05%
1.81%
0.00%
2/25/2005
Scudder Multi-Market Income Trust
Chicago
70,000
 $                     70,000
0.02%
1.82%
0.00%
2/25/2005
Scudder Strategic Income Fund
Chicago
105,000
 $                   105,000
0.04%
1.79%
0.00%
2/25/2005
Scudder Strategic Income Trust
Chicago
15,000
 $                     15,000
0.01%
1.50%
0.00%
2/25/2005
Scudder Total Return Fund
Chicago
90,000
 $                     90,000
0.03%
1.83%
0.00%
2/25/2005
SVS II High Income Portfolio
Chicago
245,000
 $                   245,000
0.08%
1.81%
0.00%
2/25/2005
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     20,000
0.01%
1.50%
0.00%
2/25/2005
SVS II Total Return Portfolio
Chicago
30,000
 $                     30,000
0.01%
1.75%
0.00%
2/25/2005
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery
Street
25,000
 $                     25,000
0.01%
1.80%
0.00%
2/25/2005
New York Funds







Scudder High Income Plus Fund
New York
80,000
 $                     80,000
0.03%
1.83%
0.00%
2/25/2005
Scudder PreservationPlus Income Fund
New York
15,000
 $                     15,000
0.01%
-4.00%
0.01%
3/31/2005
Total

2,400,000
 $
2,400,000
0.80%











^ The Security and Fund Performance is
calculated based on information provided by State Street Bank.